American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 * TARGET 2010 * TARGET 2015 * TARGET 2020 * TARGET 2025 * TARGET
2030 (INVESTOR CLASS)

TARGET 2005 * TARGET 2010 * TARGET 2015 * TARGET 2020 * TARGET 2025 * TARGET
2030 (ADVISOR CLASS/C CLASS)

Supplement dated June 1, 2005 * Prospectuses dated February 1, 2005

     The Board of Trustees has approved a plan of liquidation for the Target
     2005 Fund. Under the plan, the last day investors can open a new account will be July 1, 2005; the last day Target 2005 will accept new investments from existing shareholders will be November 1, 2005; and the liquidation date of the fund will be November 18, 2005.

     If you do not tell us how you want to receive your liquidation proceeds by
     November 7, 2005, your money will be invested in an identically registered
     American Century Prime Money Market Fund account. For additional information, please call us at

    * 1-800-345-2021 for Investor Class shares

    * 1-800-345-3533 for Advisor Class shares

     Effective March 18, 2005, Target 2030 will be closed to any investments, except reinvested dividends and capital gains distributions. The Board of
     Trustees has approved the liquidation of the fund, which is expected to occur June 17, 2005.

SH-SPL-43755   0506